2012 Barclays CEO Energy-Power Conference

Peter Oleksiak, Senior Vice President - Finance
Daniel Brudzynski, Vice President - Treasurer

September 6, 2012

Safe Harbor Statement

The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the uncertainties of successful exploration of unconventional gas and oil resources and challenges in estimating gas and oil reserves with certainty; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" sections in each of DTE Energy's and Detroit Edison's 2011 Forms 10-K and 2012 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.

Cautionary Note – The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy's 2011 Form 10-K and 2012 Forms 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by accessing its website at www.sec.gov or by calling 1-800-SEC-0330.

DTE Energy

- Overview
- Utility Growth
- Non-Utility Growth
- Summary

Investment Thesis

DTE Energy has a plan it believes will provide 5% - 6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet

- Utility growth plan driven by mandated investments
- Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns
- Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability
- Meaningful, low-risk growth opportunities in non-utility businesses continue to provide diversity in earnings and geography





5%-6% Average Annual EPS Growth

+

Attractive Dividend





DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

~80% of DTE Energy's 2011 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~20% of DTE Energy's 2011 Earnings



Gas Storage & Pipelines

Transport and store natural gas



Power & Industrial Projects

Own and operate energy related assets



Energy Trading

Generate economic value and provide strategic benefits



Unconventional Gas Production

Production of shale natural gas and oil in Texas

DTE Energy Earnings & Dividend Growth

DTE Energy

Targeting 5% - 6% Long-Term Operating EPS Growth From 2012 Guidance Midpoint



Operating EPS*
Dividend per share
$2.89
$3.30
$3.60
$3.73
Guidance
$3.80**
$2.12
$2.12
$2.18
$2.32
5%-6% EPS CAGR
Payout Target 60%-70%
2008A
2009A
2010A
2011A
2012E
2013E
2014E
2015E

- ~7% CAGR EPS Growth from 2008 - 2012
- Annualized dividend rate increased 5.5% to $2.48 per share (effective October 2012 dividend)
  - CAGR of 5.4% since 2009
- Dividend growth supported by underlying earnings growth

* Reconciliation to GAAP reported earnings included in the appendix
** Midpoint of $3.65 - $3.95 range

Michigan Economy Continues to Show Signs of Improvement

DTE Energy

Michigan Auto Production Increasing and Unemployment Decreasing


Quarterly auto production (000's)
600
400
200
MI Auto Production
MI Unemployment
16
12
8
4
MI Unemployment %
'08
'09
'10
'11
'12

- Michigan's corporate tax environment ranked 7th best in the nation, up from 49th*
- The private sector created 80,000 jobs in the state last year
- Michigan's 2011 personal income growth is in top third of nation; strongest in a decade**

*Source: 2012 State Business Tax Climate Index by Tax Foundation
**Source: US Bureau of Economic Analysis

Southeast Michigan Residential Building Permits Beginning to Rebound*


Annual permits issued (000s)
57% increase
2H
1H
1H
2007
2008
2009
2010
2011
2012

Uptick in 2012 housing starts
(1st half 2012 housing permits up 57% from 1st half 2011)

* Source: Census Bureau

DTE Energy

- Overview
- **Utility Growth**
- Non-Utility Growth
- Summary

Detroit Edison Investment Profile, 2012 – 2016

DTE Energy

Base Infrastructure*	Environmental Compliance	Renewable Energy & Energy Efficiency
~$4 billion	$1.3 - $1.8 billion	$900 million



- Investments to ensure reliability of generation fleet and distribution systems
- $785 million investment in 2012



- Investments to meet evolving environmental requirements
- $255 million investment in 2012



- Renewable generation to meet Michigan RPS
- $235 million investment in 2012

* Includes AMI, Ludington expansion and other investments

Detroit Edison
Renewable Energy Wind Development

DTE Energy







Thumb Wind Parks
110 MW Wind
In-service 4Q 2012
~$250 million capital investment



Gratiot Wind Energy
212 MW Wind online March 2012
102 MW (64 turbines) owned and operated by Detroit Edison

Echo Wind Park
110 MW Wind
2013 Construction
~$250 million capital investment

Over the past several years, DTE Energy has led the industry in O&M cost management

DTE Energy

Change in Electric O&M Costs (excluding Fuel and Purchased Power)
Major US Utilities with O&M > $800 million
(2007 – 2011 Change)



Average = 23%
-1%
Detroit Edison
2%
4%
6%
7%
12%
12%
12%
17%
20%
21%
22%
25%
27%
28%
28%
29%
33%
33%
36%
39%
40%
40%
42%
55%

Source: SNL Financial, FERC Form 1

MichCon
Investment Profile, 2012 – 2016

DTE Energy

Base Capital
$675 million



- Strengthen and expand distribution system
- Transmission pipeline integrity
- $155 million investment in 2012

Main Renewal
$250 million



- 660 mile main replacement over 10 years ($500 million total capital investment)
- $40 million investment in 2012

Meter Move-out
$115 million



- Move out ~25,000 meters per year
- Improves customer service
- $22 million investment in 2012

Regulatory Update

DTE Energy

MichCon

Rate case filed April 2012 for $77 million

- Proposed an infrastructure recovery mechanism for main renewal, meter move-out and pipeline integrity
- Timing
  - Staff Testimony: September 2012
  - Self-implement: November 2012
  - Proposal for Decision: February 2013
  - Final Order: By April 2013

Detroit Edison

Application to defer ~$127 million gain from elimination of revenue decoupling mechanism filed

- Objective: defer increase in base rates to 2015
- Amortize to income in 2014, offsetting need for new base rates in 2014
- Application filed 8/1/12, comment period through 9/7/12

DTE Energy

- Overview
- Utility Growth
- **Non-Utility Growth**
- Summary

Outlook for Natural Gas Demand & Supply

DTE Energy

US Gas Supply and Demand



Bcf/d
80
60
40
20
2011
2012
2013
2014
2015
Demand
New drilling
to fill shortfall
Supply with no
new drilling

Production decline and demand growth drive new drilling needs of 8-10 Bcf/d each year

2015 Gas Supply Curve



$/MMBtu1
6
4
2
0
0
2
4
6
8
10
Bcf/d New Supply
NE Marcellus
Fayetteville
Susquehanna
wells
Eagle
Ford
8-10 Bcf/d of
New drilling

Marcellus production low on supply stack; Incremental opportunities in Marcellus region

1. Breakeven cost of new supply at after-tax 10% IRR
Source: DTE Energy analysis

DTE Energy

Gas Storage & Pipelines
Growth Opportunities from Marcellus Shale Development

Gas Storage & Pipelines Solid Operating Earnings* Growth



($millions)
$57*
$57-60
~$100
2011A
2012E
2013E
2014E
2015E
2016E

Millennium Mainline Expansions

- First two expansions fully contracted
  - $90 million investment (DTE $23 million)
  - Expand capacity ~50% to 0.8 Bcf/d
- First expansion: Received FERC approval and began construction in 3Q; in-service 1Q 2013
- Second expansion: FERC approval and construction in 2013
- Future expansions economic to 1.5 Bcf/d



NY
PA
NJ
CORNING
CORNING C.S
STAGECOACH
MILLENNIUM
BLUESTONE
RAMAPO
Expansion 1
"Minisink Compressor"
Expansion 2
"Hancock Compressor"

* Reconciliation to GAAP reported earnings included in the appendix

Gas Storage & Pipelines
Bluestone Pipeline & Gathering Update

DTE Energy



MILLENNIUM PIPELINE
Millennium
BROOME
NEW YORK
PENNSYLVANIA
Bluestone
Initial gathering
SUSQUEHANNA
WAYNE
TENNESSEE PIPELINE

Bluestone Project

- $280 million investment
- Right-of-way and permitting nearly complete
- Gathering system construction underway; portion in service
- Lateral construction has begun; in service 2012
- Anchor customer to drill ~25 wells in 2012



Additional Gathering Opportunities

- 180,000 acres within 5 miles of Bluestone
- 6 major producers in area; discussions underway

Proposed Nexus Gas Transmission Project

DTE Energy



ON
Enbridge
Service Territory
Ontario
Market
Toronto
MI
Union Gas
Service Territory
NY
Enbridge
Tecumseh
Storage
MichCon
DTE
Storage
Dawn
Storage
Michigan
Market
Detroit
Utica
Shale
Marcellus
Shale
Vector
Cleveland
Nexus Gas
Transmission
PA
IN
OH

Project Overview

Location: Northeast Ohio to Vector pipeline in Michigan; utilize Vector pipeline to extend to Ontario market

Partner Companies: DTE Energy, Enbridge and Spectra Energy; Memorandum of Understanding executed

Length: ~ 250 miles

Capacity: At least 1 billion cubic feet per day

Projected In-Service: With FERC approval in 2014, expect in-service by late 2015 or 2016

Estimated Cost: ~ $1.2 - $1.5 billion

Power & Industrial Projects
Operating Earnings* Potential of $125 Million by 2016

DTE Energy



($millions)
~$125
~$25
New project development
~$35
Renewable Energy
~$60
Reduced Emissions Fuel
~$75
Industrial Energy Services
~($70)
Corporate allocations, interest & overheads
$38*
$45 - $55
2011A
2012E
2013E
2014E
2015E
2016E

Renewable Energy



Wood-fired Plant, Mt. Poso

Reduced Emissions Fuel



Midwest Utility

Industrial Energy Services



On-site Energy Projects

*Reconciliation to GAAP reported earnings included in the appendix

Power & Industrial Projects
Reduced Emission Fuels Development Update

DTE Energy



Relocation of Unit 1

Significant value and strong earnings contribution for next 10 years

2012 Status

- Operations and volume on target at five placed units
- Working to relocate four units
  - Unit 1: Agreement executed; relocation in early 4Q
  - Unit 2: Agreement executed; relocation near the end of 4Q
  - Units 3 & 4: In discussions with several potential host utilities

Earnings Outlook

- 2012: ~$30 million earnings contribution
- 2013-2021: Average annual earnings contribution of ~$50 million

DTE Energy

- Overview
- Utility Growth
- Non-Utility Growth
- **Summary**

2012 Operating Earnings Guidance*

DTE Energy

($ millions, except EPS)	YTD 6/30/12 Actual*	2012 Guidance	
Detroit Edison	$223	$438 - $448	↑
MichCon	56	110 - 115	↓
Gas Storage & Pipelines	34	57 - 60	↑
Unconventional Gas Production	(3)	0	✓
Power & Industrial Projects	18	45 - 55	↑
Energy Trading	2	30 - 50	↓
Corporate & Other	(28)	(54)	✓
DTE Energy	**$302**	**$626 - $674**	
Operating EPS	**$1.77**	**$3.65 - $3.95**	
Avg. Shares Outstanding	171	171	

YTD 6/30/12 performance supports full year guidance

- Detroit Edison on track to earn authorized ROE; weather likely to drive earnings above upper end of guidance range
- MichCon working to reach lower end of guidance after 1Q weather
- Gas Storage & Pipelines targeting high end of guidance
- Increased REF contribution in second half will push P&I to high end of guidance
- Energy Trading will likely be below current guidance range; earnings back-end loaded

* Reconciliation to GAAP reported earnings included in the appendix

Summary

DTE Energy

- Michigan's economy continues to show signs of improvement
- Constructive regulatory structure and mandated investments enable meaningful growth at utilities
- Focus on operational excellence driving O&M cost reductions
- Both utilities on track to earn their authorized ROE (temperature normal)
  - Favorable weather provides earnings uplift for Detroit Edison
- Making tangible progress on non-utility growth opportunities at Power & Industrial Projects and Gas Storage & Pipelines
- Targeting Barnett monetization by year-end

Contact Us

DTE Energy

DTE Energy Investor Relations

www.dteenergy.com/investors

313-235-8030

DTE Energy®

Appendix

2012 Capital Expenditures & Cash Flow Guidance

DTE Energy

Capital Expenditures*

($ millions)	2011 Actual	2012 Guidance
Detroit Edison		
Base	$688	$785
Environmental	186	255
Renewables / EE	328	235
	$1,202	$1,275
MichCon		
Base	$154	$156
Main renewal	9	37
Meter move-out	17	22
	$180	$215
Non-Utility / Corporate & Other	$146	$430
Total	**$1,528**	**$1,920**

Cash Flow Summary*

($ billions)	2011 Actual	2012 Guidance
Cash From Operations	$2.0	$1.9
Capital Spending	(1.5)	(1.9)
Free Cash Flow	**$0.5**	**$0.0**
Asset Sales	-	0.3
Dividends	(0.4)	(0.4)
Net Cash	**$0.1**	**($0.1)**
Debt	($0.1)	$0.1

Equity issued for employee benefit programs is considered non-cash and not included in financing activities

* 2012 Guidance does not include on-site energy project acquisition

Strong Balance Sheet Supports Growth

DTE Energy

Leverage*



Target
50% - 52%
51%
51%
50%
2010
2011
2012E

Funds from Operations / Debt*



Target
22% - 24%
28%
24%
22%
2010
2011
2012E

- A strong balance sheet remains a key DTE priority
- Series of credit improvements in 2012
  - Fitch upgraded Detroit Edison and MichCon
  - Moody's raised its outlook to Positive
- Leverage and cash flow metrics within targeted ranges
- $1.9 billion of available liquidity as of June 30, 2012
- Issued $500 million of Detroit Edison debt at record low rates
- ~$150 million of new equity YTD 6/30/12; 50% of target for the year

*Debt excludes securitization, a portion of MichCon's short-term debt, and considers 50% of the Trust Preferreds/Junior Subordinated Notes as equity

MichCon Rate Case Filing (U-16999)

Estimated Net Rate Request



($ millions)
$49
$27
$1
$77
Sales / Midstream Reductions
Rate Base / Capital Structure
O&M / Other
Total

Rate Case Highlights

Represents annual base rate growth of ~4%* since last rate increase; combined with declining gas prices, annual bills decreasing ~5%*

- Lower Sales due to customer conservation and lower midstream revenues
- $377 million increase in rate base
- Other highlights
  - 11% return on equity
  - Modified revenue decoupling mechanism
  - Infrastructure recovery mechanism for main renewal, meter move-out and pipeline integrity
- Timing
  - Filed: April 2012
  - Staff Testimony: September 2012
  - Self-implement Testimony: September 2012
  - Self-implement: November 2012
  - Proposal for decision: February 2013
  - Final Order: By April 2013

*Projected annualized residential change from 2010 to 2013 (weather normalized)

Gas Storage & Pipeline: Overview



MichCon Lateral
MichCon Gathering
CANADA
Collingwood Shale
Storage Assets
Trans Canada
Iroquois
Union Gas
Empire
Millennium
Vector
Dawn
Corning
Chicago
Pipeline Interests
Marcellus Shale
Bluestone
Ramapo
N

Vector Pipeline – 40%

- Fully contracted (6 year avg. term)
- 348 miles of pipe; 120,000 H.P. of compression at five stations

Millennium Pipeline – 26.25%

- Fully contracted (> 10 year avg. term)
- 222 miles of pipe; 15,000 H.P. of compression

DTE Gas Storage

- Fully contracted (6 year avg. term)
- 90 Bcf of storage capacity in Michigan
- 26,200 H.P. of compression

Michigan Gathering Assets

- Comprised of MichCon Lateral and MichCon Gathering Companies
- Two systems: One designed to handle liquid rich gas and the other for dry production gas

Unconventional Gas Operating Metrics

DTE Energy

Reserves (Bcfe)



559
652
186
279
Proved
373
373
Probable
(Unaudited)
YE2011
2Q 2012

Acreage Position (000's Acres)



87
88
17
18
Net Developed Acres
70
70
Net Undeveloped Acres
YE2011
2Q 2012

YTD 6/30/12 Results

- 28 new wells on-line, 4 in progress
- Production of 3.1 Bcfe (58% liquids)
- 73% increase in oil sales volume year-over-year
- Increased total proved reserves 50%

2012 Goals

- Prudently manage Barnett assets and focus on developing liquids production
- Pursue monetization opportunities

Gross Producing Wells



215
243
YE2011
2Q 2012

Net Production (Bcfe)



5.1
8 - 9
YE2011
YE 2012 Est.

Unconventional Gas: Barnett Shale Assets Focused on Marble Falls Oil Play

DTE Energy

Oil and NGLs* driving value

Revenue by product (%)



Oil 61%
NGL 26%
Gas 13%
2010
2011
2012E

Proved reserves by product (%)



Oil 16%
NGL36%
Gas 48%
2010
2011
2Q 2012

- Focus on maturing Marble Falls oil play
- Drilling and completions on track
- Wells confirming resource play
  - Vertical wells initial production up to 250 bbls oil per day plus liquids rich gas
  - Potential upside with horizontal wells
  - ~65,000 net acre Marble Falls position
- Well payback period of 6-24 months at current prices with 100% IRR
  - 120-140 MBOE EUR** per well (70% liquids)
- Increased Total Proved Reserves by 50% in 2012
  - Improved completion techniques
  - Accelerated 2012 drilling schedule
- Anticipate data room available in September

* Natural gas liquids

** Estimated ultimate recovery in thousands of barrel oil equivalents

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

DTE Energy

Operating Earnings* to Economic Net Income

($ millions)



$2
$21
$23
YTD 6/30/12
Operating Earnings*
Accounting
Adjustments**
YTD 6/30/12
Economic Net Income



$14
$12
$26
YTD 6/30/11
Operating Earnings*
Accounting
Adjustments**
YTD 6/30/11
Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

Energy Trading Operating Earnings*
($ millions, after-tax)

	YTD 6/30/11	YTD 6/30/12
Realized	$30	$22
Unrealized	8	5
O&M / Other	(24)	(25)
	$14	$2

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of the income statement effect of the timing of recognition of the fair value of derivative contracts for accounting vs. economic purposes and not recognizing changes in the fair value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

Reconciliation of YTD June 30, 2011 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

YTD 6/30/11	Net Income (millions)							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$378	$188	$80	$29	($3)	$15	$14	$55
Michigan Corporate Income Tax Adjustment	(88)	-	-	-	-	-	-	(88)
Fermi 1 Asset Retirement Obligation	9	9	-	-	-	-	-	-
Operating Earnings	$299	$197	$80	$29	($3)	$15	$14	($33)

YTD 6/30/11	EPS							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$2.23	$1.11	$0.48	$0.17	($0.02)	$0.09	$0.08	$0.32
Michigan Corporate Income Tax Adjustment	(0.52)	-	-	-	-	-	-	(0.52)
Fermi 1 Asset Retirement Obligation	0.05	0.05	-	-	-	-	-	-
Operating Earnings	$1.76	$1.16	$0.48	$0.17	($0.02)	$0.09	$0.08	($0.20)

Reconciliation of 2011 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2011		Net Income ($ millions)						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$711	$434	$110	$57	($6)	$38	$52	$26
Michigan Corporate Income Tax Adjustment	(87)	-	-	-	-	-	-	(87)
Fermi 1 Asset Retirement Obligation	9	9	-	-	-	-	-	-
Operating Earnings	$633	$443	$110	$57	($6)	$38	$52	($61)

2011		$EPS						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$4.18	$2.55	$0.65	$0.34	($0.04)	$0.22	$0.31	$0.15
Michigan Corporate Income Tax Adjustment	(0.50)	-	-	-	-	-	-	(0.50)
Fermi 1 Asset Retirement Obligation	0.05	0.05	-	-	-	-	-	-
Operating Earnings	$3.73	$2.60	$0.65	$0.34	($0.04)	$0.22	$0.31	($0.35)

Reconciliation of 2010 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2010		Net Income ($ millions)						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$630	$441	$127	$51	($11)	$85	$6	($69)
Performance Excellence Process - Cost to Achieve Deferral*	(20)	-	(20)	-	-	-	-	-
Settlement with Detroit Thermal	(3)	(3)	-	-	-	-	-	-
Operating Earnings	$607	$438	$107	$51	($11)	$85	$6	($69)

2010		$EPS						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.74	$2.62	$0.75	$0.30	($0.06)	$0.50	$0.04	($0.41)
Performance Excellence Process - Cost to Achieve Deferral*	(0.12)	-	(0.12)	-	-	-	-	-
Settlement with Detroit Thermal	(0.02)	(0.02)	-	-	-	-	-	-
Operating Earnings	$3.60	$2.60	$0.63	$0.30	($0.06)	$0.50	$0.04	($0.41)

* Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

Reconciliation of 2009 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2009 — **Net Income ($ millions)**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$532	$376	$80	$49	($9)	$31	$75	($70)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(13)	-	(13)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	13	-	13	-	-	-	-	-
Chrysler Bad Debt	5	4	-	-	-	1	-	-
General Motors Bad Debt	3	-	-	-	-	3	-	-
Antrim Hedge	3	-	-	-	-	-	-	3
Operating Earnings	$543	$380	$80	$49	($9)	$35	$75	($67)

2009 — **$EPS**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.24	$2.28	$0.49	$0.30	($0.05)	$0.19	$0.46	($0.43)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(0.08)	-	(0.08)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	0.08	-	0.08	-	-	-	-	-
Chrysler Bad Debt	0.03	0.02	-	-	-	0.01	-	-
General Motors Bad Debt	0.02	-	-	-	-	0.02	-	-
Antrim Hedge	0.01	-	-	-	-	-	-	0.01
Operating Earnings	$3.30	$2.30	$0.49	$0.30	($0.05)	$0.22	$0.46	($0.42)

Reconciliation of 2008 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2008 — **Net Income ($ millions)**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$546	$331	$85	$38	$84	$40	$42	($94)	$20
Performance Excellence Process	6	-	4	-	-	1	1	-	-
Core Barnett Sale	(81)	-	-	-	(81)	-	-	-	-
Antrim hedge	13	-	-	-	-	-	-	13	-
Barnett Lease impairment	5	-	-	-	5	-	-	-	-
Crete Sale - Tax True up	2	-	-	-	-	-	-	2	-
Synfuel Discontinued Operations	(20)	-	-	-	-	-	-	-	(20)
Operating Earnings	$471	$331	$89	$38	$8	$41	$43	($79)	$ -

2008 — **$EPS**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$3.34	$2.03	$0.52	$0.23	$0.52	$0.25	$0.26	($0.59)	$0.12
Performance Excellence Process	0.05	-	0.03	-	-	0.01	0.01	-	-
Core Barnett Sale	(0.50)	-	-	-	(0.50)	-	-	-	-
Antrim hedge	0.08	-	-	-	-	-	-	0.08	-
Barnett Lease impairment	0.03	-	-	-	0.03	-	-	-	-
Crete Sale - Tax True up	0.01	-	-	-	-	-	-	0.01	-
Synfuel Discontinued Operations	(0.12)	-	-	-	-	-	-	-	(0.12)
Operating Earnings	$2.89	$2.03	$0.55	$0.23	$0.05	$0.26	$0.27	($0.50)	$ -

Reconciliation of Other Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

There were no reported to operating earnings adjustments in YTD 6/30/2012.